Investments	12 Months Ended
Dec. 31, 2019
Investments, All Other Investments [Abstract]
Investments

10. Investments

Investments in Unconsolidated Affiliates

In connection with the Daymon Acquisition, the Company acquired 9.9% of the outstanding common shares of a subsidiary of a Japanese supermarket chain (“ATV”). The Company has no substantial influence over ATV. In accordance with ASC 321, Investments — Equity Securities, the Company elected the measurement alternative to value this equity investment without a readily determinable fair value. The Company will continue to apply the alternative measurement guidance until this investment does not qualify to be so measured. The carrying value of the investment was $7.5 million and $7.5 million as of December 31, 2019 and 2018, respectively.

The Company’s significant equity investments primarily consist of Global Smollan Holdings (25% ownership), Smollan Holding Proprietary Limited (25% ownership), Partnership SPV 1 Limited (12.5% ownership), and Ceuta Holding Limited (8.8% ownership). Income from the Company’s equity method investments, included in “Cost of revenues” in the Consolidated Statements of Comprehensive (Loss) Income, was $4.9 million, $4.8 million, and $3.2 million for the years ended December 31, 2019, 2018, and 2017, respectively. The Company’s proportionate share in their net assets at December 31, 2019 and 2018 was $104.1 million and $98.8 million, respectively. The Company’s equity method investments are not material to the Company’s results of operations or financial position; therefore, no summarized financial information for the Company’s unconsolidated subsidiaries has been presented.